UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
December 22, 2004

Post Properties, Inc.

Post Apartment Homes, L.P.

(Exact name of registrant as specified in its charter)

Georgia	1-12080	58-1550675
Georgia	0-28226	58-2053632

(State or other	(Commission	(IRS Employer
jurisdiction	File Number)	Identification Number)
of incorporation)

4401 Northside Parkway, Suite 800, Atlanta, Georgia	30327
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 846-5000

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     On December 22, 2004, Post Apartment Homes, L.P. (the “Operating Partnership”) entered into the First Amendment to Credit Agreement (the “Amendment”), with certain lenders and Wachovia Bank, National Association, as the administrative agent (the “Administrative Agent”). The Amendment modifies the terms of the Credit Agreement, dated January 16, 2004, by and among the Operating Partnership, Wachovia Capital Markets, LLC, as sole lead arranger and sole bookrunner, the Administrative Agent, and certain lenders thereto (the “Credit Agreement”). In connection with the Amendment, Post Properties, Inc. and certain of its subsidiaries entered into acknowledgements confirming their continuing obligations as guarantors of the obligations of the Operating Partnership under the Credit Agreement after giving effect to the Amendment.

     The Credit Agreement did not contemplate the Operating Partnership’s entering into the residential condominium business. The Amendment provides for and establishes parameters for the condominium segment of the Operating Partnership’s business, including provisions for the inclusion of income and asset values relating to condominium properties (subject to certain limitations) in the determinations of EBITDA, gross asset value and unencumbered asset value as used in various financial covenants, and establishes limits for the aggregate amount of investments to be made in condominium properties. In addition, the Amendment changes certain pricing adjustment features and provides for pricing at the higher of the Operating Partnership’s Moody’s and S&P ratings, rather than the lower of the two ratings, modifies the calculation of net operating income for purposes of determining gross asset value and unencumbered asset value, increases certain leverage ratios, and increases the total amount of investments that may be made in certain business segments and categories.

     The above description of the Amendment is qualified in its entirety by reference to the Amendment attached hereto as Exhibit 10.1, the contents of which are incorporated into this Item 1.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

10.1	First Amendment to Credit Agreement, dated as of December 22, 2004, by and among Post Apartment Homes, L.P., certain lenders thereto and Wachovia Bank, National Association, as the administrative agent.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POST PROPERTIES, INC.
Date: December 22, 2004	By: /s/ David P. Stockert David P. Stockert President and Chief Executive Officer

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POST APARTMENT HOMES, L.P.
Date: December 22, 2004	By: POST GP HOLDINGS, INC., as General Partner
By: /s/ David P. Stockert David P. Stockert President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	First Amendment to Credit Agreement, dated as of December 22, 2004, by and among Post Apartment Homes, L.P., certain lenders thereto and Wachovia Bank, National Association, as the administrative agent.